As filed with the Securities and Exchange Commission on January 15, 1999.

                                            REGISTRATION STATEMENT NO. 333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------

                         CAROLINA POWER & LIGHT COMPANY
             (Exact name of Registrant as specified in its Charter)

                             411 Fayetteville Street
                       Raleigh, North Carolina 27601-1748
                                 (919) 546-6111
           (Address of principal executive office, including zip code)

    North Carolina                                        56-0165465
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


          INTERPATH COMMUNICATIONS, INC. 401(K) RETIREMENT SAVINGS PLAN
                            (Full title of the Plan)
                             ----------------------

                              Mr. Robert B. McGehee
                    Senior Vice President and General Counsel
                         Carolina Power & Light Company
                             411 Fayetteville Street
                       Raleigh, North Carolina 27601-1748
                                 (919) 546-6111
(Name, address, including zip code, and telephone number including area code, of agent for service)

                                    Copy to:

                            Timothy S. Goettel, Esq.
                                Hunton & Williams
                          421 Fayetteville Street Mall
                          Raleigh, North Carolina 27601
                                 (919) 899-3094
                              --------------------

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------
                                        Proposed maximum  Proposed maximum
 Title of securities     Amount to be    offering price      aggregate        Amount of
 to be registered (1)     registered      per share(2)        offering       registration
                                                              price(2)          fee(2)
============================================================================================
Common Stock,           500,000 shares       $43.69           $21,845,000.00   $6,072.91
$.01 par value
============================================================================================

        (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
        (2) Estimated solely for the purpose of computing the registration fee. Calculated pursuant to Rule 457(c) of the Securities Act based on the average of the high and low prices of the Common Stock on the New York Stock Exchange on January 14, 1999.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

        Not required to be filed with the Securities and Exchange Commission (the "Commission").

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

        Not required to be filed with the Commission.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed by Carolina Power & Light Company (the "Company") with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference into this Registration Statement:

(a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

(b) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998;

(c) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998;

(d) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998; and

(e) The description of the Company's Common Stock in the Company's Registration Statement on Form 8-A filed under the Securities Exchange Act of 1934 with respect to the Company's Common Stock, including all amendments and reports filed for the purpose of updating such description.

        In addition to the foregoing, all documents subsequently filed by (i) the Company or (ii) the Interpath Communications, Inc. 401(k) Retirement Savings Plan (the "Plan") pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereunder have been issued or which deregisters all securities offered then remaining unsold, shall be deemed incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement, including financial statements, contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Sections 55-8-51 through 55-8-57 of the General Statutes of North Carolina and the Charter and By-Laws of CP&L provide for indemnification of the registrant's directors and officers in a variety of circumstances, which may include liabilities under the Securities Act. CP&L has insurance covering its expenditures which might arise in connection with the lawful indemnification of its directors and officers for their liabilities and expenses. Officers and directors of CP&L also have insurance which insures them against certain liabilities and expenses.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8.  EXHIBITS.

Exhibit No.

 * 4.1 Restated Charter of the Company, as amended May 10, 1995 (filed as exhibit No. 3(i) to quarterly report on Form 10-Q for the quarterly period ended June 30, 1995, File No. 1-3382).

 * 4.1(a) Restated Charter of the Company, as amended May 10, 1996 (filed as exhibit No. 3(i) to quarterly report on Form 10-Q for the quarterly period ended June 30, 1997, File No. 1-3382).

 * 4.2 By-Laws of the Company, as amended May 10, 1995 (filed as exhibit No. 3(ii) to quarterly report on Form 10-Q for the quarterly period ended June 30, 1995, File No. 1-3382).

 * 4.2(a) By-Laws of the Company, as amended September 18, 1996 (filed as exhibit No. 3(ii) to quarterly report on Form 10-Q for the quarterly period ended June 30, 1997, File No. 1-3382).

   4.3 Interpath Communications, Inc. 401(k) Retirement Savings Plan and Trust Agreement.

   5 Opinion of Hunton & Williams as to the legality of the securities being registered.

   23.1        Consent of Hunton & Williams (included in Exhibit 5).

   23.2        Consent of Deloitte & Touche LLP.

   24.1        Power of Attorney (included on signature page).

----------

* Incorporated herein by reference as indicated.

        The undersigned registrant hereby undertakes to submit the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS

        (a)    The undersigned registrant hereby undertakes:

               1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any Prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that the registrant need not file a post-effective amendment to include the information required to be included by subsection (i) or (ii) if such information is contained in periodic reports filed by the registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

               2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) That, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

THE REGISTRANT

        Pursuant to the requirements of the Securities Act, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, State of North Carolina on December 9, 1998.


                                     CAROLINA POWER & LIGHT COMPANY

                                     /s/ William Cavanaugh III, President
                                     -----------------------------------------
                                         William Cavanaugh III, President
                                            and Chief Executive Officer

                                POWER OF ATTORNEY

        Each director and/or officer of the issuer whose signature appears below hereby appoints William Cavanaugh III, Robert B. McGehee, and Timothy S. Goettel, and each of them severally, as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below, and to file with the Commission, any and all amendments, including post-effective amendments, to this Registration Statement.

                  Signature                                Title                     Date
                  ---------                                -----                     ----

    /s/ William Cavanaugh III                       President and Chief       December 9, 1998
    --------------------------------------              Executive
        William Cavanaugh III                       Officer and Director


    /s/ Glenn E. Harder                          Executive Vice President     December 9, 1998
    --------------------------------------      and Chief Financial Officer
        Glenn E. Harder

    /s/ Bonnie V. Hancock                            Vice President and       December 9, 1998
    --------------------------------------               Controller
        Bonnie V. Hancock

    /s/ Sherwood H. Smith, Jr.                     Chairman of the Board      December 9, 1998
    --------------------------------------
        Sherwood H. Smith, Jr.

    /s/ Leslie M. Baker, Jr.                            Director              December 9, 1998
    --------------------------------------
        Leslie M. Baker, Jr.

    /s/ Edwin B. Borden                                   Director            December 9, 1998
    --------------------------------------
        Edwin B. Borden

    /s/ Charles W. Coker                                  Director            December 9, 1998
    --------------------------------------
        Charles W. Coker

    /s/ Richard L. Daugherty                              Director            December 9, 1998
    --------------------------------------
        Richard L. Daugherty

    /s/ Walter Y. Elisha                                  Director            December 9, 1998
    --------------------------------------
        Walter Y. Elisha

    /s/ Robert L. Jones                                   Director            December 9, 1998
    --------------------------------------
        Robert L. Jones

    /s/ Estell C. Lee                                     Director            December 9, 1998
    --------------------------------------
        Estell C. Lee

    /s/ William O. McCoy                                  Director            December 9, 1998
    --------------------------------------
        William O. McCoy

    /s/ J. Tylee Wilson                                   Director            December 9, 1998
    --------------------------------------
        J. Tylee Wilson


THE PLAN

        Pursuant to the requirements of the Securities Act, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, State of North Carolina, on December 31, 1998.

                              INTERPATH COMMUNICATIONS, INC.
                              401(K) RETIREMENT SAVINGS PLAN

                              /s/ Moanica M. Casten
                              --------------------------------------
                              Moanica M. Casten, Plan Administrator

                                  EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION

      4.1 Restated Charter of the Company, as amended May 10, 1995 (filed as exhibit No. 3(i) to quarterly report on Form 10-Q for the quarterly period ended June 30, 1995, File No. 1-3382).

      4.1(a) Restated Charter of the Company, as amended May 10, 1996 (filed as exhibit No. 3(i) to quarterly report on Form 10-Q for the quarterly period ended June 30, 1997, File No. 1-3382).

      4.2 By-Laws of the Company, as amended May 10, 1995 (filed as exhibit No. 3(ii) to quarterly report on Form 10-Q for the quarterly period ended June 30, 1995, File No. 1-3382).

      4.2(a) By-Laws of the Company, as amended September 18, 1996 (filed as exhibit No. 3(ii) to quarterly report on Form 10-Q for the quarterly period ended June 30, 1997, File No. 1-3382).

      4.3 Interpath Communications, Inc. 401(k) Retirement Savings Plan and Trust Agreement.

      5 Opinion of Hunton & Williams as to the legality of the securities being registered.

     23.1         Consent of Hunton & Williams (included in Exhibit 5).

     23.2         Consent of Deloitte & Touche LLP.

     24.1         Power of Attorney (included on signature page).

----------

* Incorporated herein by reference as indicated.